UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2019 (October 18, 2019)

UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)
(860) 728-7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	UTX	New York Stock Exchange
(CUSIP 913017 10 9)
1.125% Notes due 2021	UTX 21D	New York Stock Exchange
(CUSIP 913017 CD9)
1.250% Notes due 2023	UTX 23	New York Stock Exchange
(CUSIP U91301 AD0)
1.150% Notes due 2024	UTX 24A	New York Stock Exchange
(CUSIP 913017 CU1)
1.875% Notes due 2026	UTX 26	New York Stock Exchange
(CUSIP 913017 CE7)
2.150% Notes due 2030	UTX 30	New York Stock Exchange
(CUSIP 913017 CV9)
Floating Rate Notes due 2019	UTX 19C	New York Stock Exchange
(CUSIP 913017 CS6)
Floating Rate Notes due 2020	UTX 20B	New York Stock Exchange
(CUSIP 913017 CT4)

Item 5.02.  Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2019,  United Technologies Corporation (“UTC”) announced that Akhil Johri will step down from his role as Chief Financial Officer effective November 1, 2019, and will retire from UTC as of April 1, 2020 or upon the closing of the merger (the “Merger”) under the Agreement and Plan of Merger, dated as of June 9, 2019, by and among UTC, Light Merger Sub Corp., and Raytheon Company, whichever is later.  Neil Mitchill will serve as acting Chief Financial Officer of UTC from November 1, 2019 until the closing of the Merger.  In connection with Mr. Mitchill’s role as acting Chief Financial Officer, his base salary will be increased to $650,000.

Mr. Mitchill, age 44, joined UTC in 2014 as Vice President, Global Financial Services.  In 2015, he was appointed Corporate Vice President, Controller, and in 2016 was named  Vice President & Chief Financial Officer, Pratt & Whitney.  As CFO of Pratt & Whitney, Mr. Mitchill was responsible for leading Pratt & Whitney’s Finance function and helped support Pratt & Whitney’s commercial, military and global businesses during a period of significant growth.  Prior to joining UTC, Mr. Mitchill was a partner at PricewaterhouseCoopers, LLP, where he was the Hartford Products & Services Assurance Leader, providing assurance and business advisory services for global, industrial products companies.  He has over 20 years of finance experience, which includes strong technical accounting skills and experience on complex business transactions, SEC and regulatory matters, as well as acquisitions and divestitures.  Mr. Mitchill holds a Bachelor of Science degree in Accountancy from Providence College.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: October 22, 2019	By:	/s/ Peter J. Graber-Lipperman
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel